UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2009

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia		125124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2008, CTC Media, Inc. (“CTC Media”) filed a Current Report on Form 8-K announcing that, on June 27, 2008, Closed Joint Stock Company “Set Televissionnykh Stantsiy” (Closed Joint Stock Company “Network of Television Stations”) (“CTC Network”), a wholly owned Russian subsidiary of CTC Media, entered into a loan facility agreement (the “Facility Agreement”) as borrower, with CTC Media and Closed Joint Stock Company “New Channel” (“New Channel”) and Limited Liability Company “Marathon-TV” (“Marathon”), both wholly owned Russian subsidiaries of CTC Media, acting as guarantors, and ABN AMRO Bank N.V., BNP Parisbank, ING Bank N.V., Raiffeisen Zentralbank Osterreich Aktiengesellschaft and ZAO Raiffeisenbank as lead arrangers and certain financial institutions as lenders (the “Lenders”).

On April 23, 2009, CTC Network, CTC Media, New Channel, Marathon, and Closed Joint Stock Company “TV Darial”, a wholly owned Russian subsidiary of CTC Media, entered into an amendment and waiver consent letter (the “Amendment”) amending the Facility Agreement.  The Facility Agreement originally required that the Company ensure that its Total Shareholder Equity (as defined in the Facility Agreement) as of the last day of any Relevant Period (as defined in the Facility Agreement) be no less than $500,000,000.  Pursuant to the Amendment, among other things, (a) the Lenders will waive any right or remedy with respect to an Event of Default (as defined in the Facility Agreement) in respect of a breach by the Company of the covenant regarding its Total Shareholder Equity described above, (b) the covenant with respect to Total Shareholder Equity is amended such that the Company is required to ensure that its Total Shareholder Equity as of the last day of any Relevant Period is no less than $400,000,000, and (c) the Company agrees not to pay any dividends or make any other distributions during or in respect of the fiscal year ending December 31, 2009.  In connection with the Amendment, the Company also agreed to pay to the Agent under the Facility Agreement a fee of $902,500.

The description of the material terms of the Amendment is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Conditional Amendment and Waiver Consent Letter, dated April 23, 2009, among Raiffeisen Zentralbank Osterreich Aktiengesellschaft, Closed Joint Stock Company “Set Televissionnykh Stantsiy”, CTC Media, Inc., Closed Joint Stock Company “New Channel”, Limited Liability Company “Marathon-TV” and Closed Joint Stock Company “TV Darial”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: April 27, 2009	By:	/S/ BORIS PODOLSKY
Name: Boris Podolsky
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Conditional Amendment and Waiver Consent Letter, dated April 23, 2009, among Raiffeisen Zentralbank Osterreich Aktiengesellschaft, Closed Joint Stock Company “Set Televissionnykh Stantsiy”, CTC Media, Inc., Closed Joint Stock Company “New Channel”, Limited Liability Company “Marathon-TV” and Closed Joint Stock Company “TV Darial”